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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): February 9, 2001




                        TELESERVICES INTERNET GROUP INC.
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             (Exact name of registrant as specified in its charter)




           Florida                    33-11059-A                 59-2773602
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)



100 Second Avenue South, Suite 1000, St. Petersburg, Florida            33701
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           (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code:           (727) 895-4410
                                                     ---------------------------


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         (Former name or former address, if changed since last report.)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On February 9, 2001, the Registrant received a Notice of Rescission/Reacquisition/Buy-Back (the "Notice") from Scott G. Roix and The Affinity Group, Inc.'s ("Affinity") other former shareholders that they intended to rescind the November 29, 2000 Agreement and Plan of Reorganization (the "Reorganization Agreement") by and among the Registrant, TSIG Newco, Affinity and the nine shareholders of Affinity, and reacquire or "buy-back" their shares of Affinity pursuant to Section 8 of the Reorganization Agreement. The Notice alleged "a material breach of Representations and Warranties" in the Reorganization Agreement.

         On February 9, 2001, the Registrant also received the resignations of Mr. Roix and other persons who became officers and members of the management team of the Registrant upon closing of the Reorganization Agreement, as further described in Item 5.A., below.

         Initially, upon receipt of the Notice, the Board of Directors had no reason to believe that any of the alleged breaches were true, or if true that they were material or incurable; and the Board intended to investigate matters, determine if any breach had in fact occurred, and if necessary, take appropriate steps to cure any actual breach. However, the Board concluded that in light of the Registrant's extreme lack of financial resources and its substantial debt, it was financially impossible for the Board to conduct a timely and thorough investigation of matters, let alone cure any actual breach or litigate any dispute. The Board also considered the fact that Affinity, which has limited assets, is a service-driven business that is heavily reliant on the services of Mr. Roix and the other member of the management team who had resigned, and that the Registrant would be unable to continue the business of Affinity without their services.

         The Board determined that it had two options: either reach a prompt and amicable settlement with Affinity's former shareholders or subject the Registrant to an immediate bankruptcy action. The Board determined that because a bankruptcy action would provide virtually no chance for recovery, it was in the best interest of the Registrant, its shareholders and its creditors to promptly reach an amicable settlement with Affinity's former shareholders rather than file for immediate bankruptcy. However, if the Registrant is unable to successfully pursue new business prospects in the near future, the Registrant may still be required to seek protection under bankruptcy laws.

         Accordingly, on February 28, 2001, the Registrant and Affinity's former shareholders executed a Rescission/Reacquisition Settlement Agreement ("Rescission Agreement"). Under the terms of the Settlement Agreement:

         (i) the parties acknowledged and confirmed the cancellation of the employment and consulting agreements with Affinity management, as well as cancellation of options granted thereunder;

         (ii) the former Affinity shareholders returned an aggregate of 35,000,000 shares of the Registrant's common stock to Registrant;

         (iii) the Registrant transferred an aggregate of 100 shares of Affinity to the Affinity shareholders;

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         (iv) the warrants issued pursuant to the Reorganization Agreement were returned to the Registrant;

         (v) the Registrant assigned its interest in certain telecommunications systems to Affinity, with Affinity assuming debt on such equipment, pursuant to an Absolute Assignment of Intangible Assets and Assumption by Assignee of Certain Obligations by and between the Registrant and Affinity dated February 28, 2001 and transferred its office furniture and equipment to Affinity pursuant to a Bill of Sale by and between the Registrant and Affinity dated February 28, 2001 in exchange for: (1) forgiveness by Affinity of $260,000 owed by the Registrant to Affinity; (2) payment of $52,000 by Affinity to the Registrant on February 28, 2001; (3) $34,000 to be disbursed by Affinity to pay the Registrant's directors and officers liability insurance; and (4) $66,000 to be disbursed by Affinity to cover the Registrant's employees' salaries, other associated payroll expenses and the cost of accountants and filing expenses for the Registrant's next report on Form 10-KSB;

         (vi) the parties affirmed that a demand promissory note in the amount of $416,026.13 plus accrued interest, shall remain due and owing by the Registrant;

         (vii) the Registrant assigned the lease of office space at 100 Second Avenue South, Suite 1000, St. Petersburg, Florida to Affinity pursuant to an Assignment and Assumption of Lease agreement by and between the Registrant and Affinity dated February 28, 2001, subject to consent of the landlord, while retaining the right to certain office space rent free for the balance of the current term of the lease; and

         (viii) the parties agreed that the merchant accounts processing Affinity's credit card transactions, and the respective reserve accounts are the property of Affinity and shall be transferred to Affinity.

         As a result of the Rescission Agreement, the Registrant will not be providing financial statements as contemplated by the Form 8-K filed by the Registrant on December 28, 2000.

         On March 2, 2001, management learned of a PRNewswire press release dated March 1, 2001 that was released jointly by a company called Return Assured Incorporated ("RTRN") and The Affinity Group, Inc., announcing that they entered into a letter of intent to merge through a reverse triangular merger. No member of the Registrant's management or its Board of Directors had any prior knowledge that RTRN and Affinity's former shareholders were contemplating such a transaction, and do not know when negotiations commenced.

ITEM 5. OTHER EVENTS.

         A. On February 9, 2001, Scott G. Roix resigned as the President, Chief Executive Officer and a director of the Registrant. On the same day, the Registrant also received the resignations of Vance L. Vogel, Steven Albert, Robert Poitras, Vincent Del Corso, Thomas Burkett, Louis Bruno and Deborah McCafferty as officers of the Registrant, and Noyan Nihat resigned as a consultant.


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         B. On February 14, 2001, Frank P. Ragano resigned as a director of the
Registrant.

         C. On February 16, 2001, the Registrant's Board of Directors appointed Paul W. Henry to serve as the Chief Executive Officer of the Registrant.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits. The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B.

   Exhibit No.         Description
   -----------         -----------
       2.9      Agreement and Plan of Reorganization by and among TeleServices Internet Group
                Inc., TSIG Newco Inc., The Affinity Group, Inc. and certain shareholders of
                The Affinity Group, Inc., dated November 29, 2000. (Incorporated by reference to Exhibit 2.9 of the Company's Form 8-K dated December 5, 2000 and filed on
                December 27, 2000).

      10.30     Bill of Sale between TeleServices Internet Group Inc. and The Affinity Group,
                Inc. dated February 28, 2001 (filed herewith).

      10.31     Absolute Assignment of Intangible Assets and Assumption by Assignee of Certain
                Obligations between TeleServices Internet Group Inc. and The Affinity Group,
                Inc. dated February 28, 2001 (filed herewith).

      10.32     Agreement for Assignment & Assumption of Lease and Consents of Guarantor and
                Landlord Thereto among TeleServices Internet Group Inc., The Affinity Group,
                Inc. and City Center Associates, Ltd. (Landlord) dated February 28, 2001
                (filed herewith).

      10.33     Rescission/Reacquisition Settlement Agreement by and among TeleServices
                Internet Group Inc., The Affinity Group, Inc. and certain former shareholders of The Affinity Group, Inc., dated February 28, 2001 (filed herewith).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TELESERVICES INTERNET GROUP INC.

                                       By:  /s/ Paul W. Henry
                                          --------------------------------------
                                          Paul W. Henry, Chief Executive Officer


                                       Board of Directors:


                                       /s/ Paul W. Henry
                                       -----------------------------------------
                                       Paul W. Henry, Director

                                       /s/ Jeffrey Bruss
                                       -----------------------------------------
                                       Jeffrey Bruss, Director

                                       /s/ J.R. LeShufy
                                       -----------------------------------------
                                       J.R. LeShufy, Director

Date:  March 8, 2001


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                                  EXHIBIT INDEX

   Exhibit No.         Description
   -----------         -----------
       2.9      Agreement and Plan of Reorganization by and among TeleServices Internet Group
                Inc., TSIG Newco Inc., The Affinity Group, Inc. and certain shareholders of
                The Affinity Group, Inc., dated November 29, 2000. (Incorporated by reference to Exhibit 2.9 of the Company's Form 8-K dated December 5, 2000 and filed on
                December 27, 2000).

      10.30     Bill of Sale between TeleServices Internet Group Inc. and The Affinity Group,
                Inc. dated February 28, 2001 (filed herewith).

      10.31     Absolute Assignment of Intangible Assets and Assumption by Assignee of Certain
                Obligations between TeleServices Internet Group Inc. and The Affinity Group,
                Inc. dated February 28, 2001 (filed herewith).

      10.32     Agreement for Assignment & Assumption of Lease and Consents of Guarantor and
                Landlord Thereto among TeleServices Internet Group Inc., The Affinity Group,
                Inc. and City Center Associates, Ltd. (Landlord) dated February 28, 2001
                (filed herewith).

      10.33     Rescission/Reacquisition Settlement Agreement by and among TeleServices
                Internet Group Inc., The Affinity Group, Inc. and certain former shareholders of The Affinity Group, Inc., dated February 28, 2001 (filed herewith).